Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO FINANCING AGREEMENT

AMENDMENT NO. 1 TO FINANCING AGREEMENT (this "Amendment") is entered into as of March 21, 2023, by and among, inter alios, Spire Global, Inc., a Delaware corporation (the “Administrative Borrower”), each Subsidiary party hereto, the Lenders from time to time party hereto, and Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”) as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent").

WHEREAS, the Administrative Borrower, the Agent and the Lenders are parties to that certain Financing Agreement, dated as of June 13, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the "Financing Agreement");

WHEREAS, the Administrative Borrower has advised the Agent and Lenders that the National Oceanic Atmospheric Administration plans to purchase larger amounts of weather data from the Administrative Borrower; and

WHEREAS, the Administrative Borrower, the Agent and the Lenders party hereto constituting Required Lenders have agreed to amend the Financing Agreement in certain respects as provided herein and subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises, mutual covenants and recitals herein contained, which are a material term to this Amendment, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including in the recitals above) shall have the meanings ascribed to such terms in the Financing Agreement.
2.
Amendments to Financing Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Amendment and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 of this Amendment, the Financing Agreement is hereby amended as follows:
(a)
The definition of the term "Contracted Recurring Revenue " set forth in Section 1.01 of the Financing Agreement is amended and restated in its entirety as follows:

“Contracted Recurring Revenue” shall mean, as of the last day of any fiscal month, the sum of (a) contracted subscription revenues of Administrative Borrower and its Subsidiaries, representing the sum of the signed contracts (solely to the extent that revenue thereunder has been recognized or will be recognized within 90 days following the initial execution thereof), (b) revenue derived from reoccurring space services contracts in pre and post space phases, and (c) revenue derived from reoccurring project based contracts related to the European Space Agency (Luxembourg and United Kingdom) when there is a multi-year binding agreement that has a renewable component in the contract, in each case of clauses (a), (b) and (c), with a term of at least one year and in effect at such date (other than for contracts with the National Oceanic and Atmospheric Administration so long as the amount of Contracted Recurring Revenue derived from such contracts shall not exceed 25% of the total amount Contracted Recurring Revenue) with, in the case of clause (a), customers for the delivery of recurring services for subscription revenue, net of any discounts, known churn, holdbacks, offsets or other similar adjustments, for the fiscal month most recently ended for which financial statements have been delivered to the Administrative Agent pursuant to Section 7.01(a); provided that the amount of Contracted Recurring Revenue derived from the contracts described in clause (c) shall not exceed 15% of the total amount Contracted Recurring Revenue.

3.
Continuing Effect; Reaffirmation and Continuation. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Financing Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Financing Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. The Administrative Borrower hereby ratifies, affirms, acknowledges and agrees that as of the date hereof the Financing Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of the Administrative Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Financing Agreement or any other Loan Document. The Administrative Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Administrative Borrower in all respects.
4.
Conditions to Effectiveness. The effectiveness of the amendments contained in Section 2 of this Amendment are subject to the prior or concurrent satisfaction of each of the following conditions, each in form and substance acceptable to the Agent:
(a)
The Agent shall have received a copy of this Amendment (including all Exhibits and attachments hereto), in form reasonably satisfactory to the Agent, executed and delivered by the Administrative Borrower, the Agent and the Lenders;
(b)
the representations and warranties set forth in Section 5 of this Amendment shall be true and correct as of the date hereof;
(c)
no Default or Event of Default shall have occurred and be continuing on the date hereof before or after giving effect to this Amendment; and
(d)
the Administrative Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Agent (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this

Amendment, and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith that have been invoiced on or before the date hereof.
5.
Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Administrative Borrower hereby represents and warrants to the Agent and the Lenders on the date hereof that:
(a)
all representations and warranties contained in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, after giving effect to this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b)
no Default or Event of Default has occurred and is continuing on the date of this Amendment; and
(c)
this Amendment, and the Financing Agreement as modified hereby, constitute legal, valid and binding obligations of the Administrative Borrower and are enforceable against the Administrative Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
6.
[Reserved].
7.
Miscellaneous.
(a)
Expenses. The Administrative Borrower agrees to pay on demand all expenses of the Agent (including, without limitation, the fees and expenses of outside counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Financing Agreement as modified hereby.
(b)
Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 12.09, 12.10 AND 12.11 OF THE FINANCING AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
(c)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
(d)
Loan Document. The parties hereto acknowledge and agree that this Amendment is a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

SPIRE GLOBAL, INC.

By:	/s/ Peter Platzer
Name: Peter Platzer
Title: Chief Executive Officer

GUARANTORS:

SPIRE GLOBAL SUBSIDIARY, INC.

By:	/s/ Peter Platzer
Name: Peter Platzer
Title: Chief Executive Officer
AUSTIN SATELLITE DESIGN, LLC

By:	/s/ Peter Platzer
Name: Peter Platzer
Title: Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT]

US.359836064.02

COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE LLC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Authorized Signatory

LENDERS:

BTC HOLDINGS SC FUND LLC

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda_________

Kevin Genda

Managing Member

BTC HOLDINGS FUND II LLC

By: Blue Torch Credit Opportunities Fund II LP, its sole member

By: Blue Torch Credit Opportunities GP II LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda_____________

Kevin Genda

Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC

By: Blue Torch Offshore Credit Opportunities Master Fund II LP,

Its Sole Member

By: Blue Torch Offshore Credit Opportunities GP II LLC

Its General Partner

By: KPG BTC Management LLC, its sole member

By: __/s/ Kevin Genda______________

Kevin Genda

Managing Member

[Signature Page to Amendment No. 1 (Spire)]

BTC OFFSHORE HOLDINGS FUND II-C LLC

By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member

By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: __/s/ Kevin Genda____________

Kevin Genda

Managing Member

BTC HOLDINGS KRS FUND LLC

By: Blue Torch Credit Opportunities KRS Fund LP, its sole member

By: Blue Torch Credit Opportunities KRS GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda____________

Kevin Genda

Managing Member

BTC HOLDINGS SBAF FUND LLC

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda_______________

Kevin Genda

Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP

By: Blue Torch Credit Opportunities GP III LLC, its

general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda___________

Kevin Genda

Managing Member

[Signature Page to Amendment No. 1 (Spire)]

BTC OFFSHORE HOLDINGS FUND III LLC

By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member

By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its managing member

By: __/s/ Kevin Genda_________________

Kevin Genda

Managing Member

[Signature Page to Amendment No. 1 (Spire)]